UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 7, 2011 (February 3, 2011)

Date of Report (Date of earliest event reported)

CONVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34707	74-2935609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11501 Domain Drive, Suite 200, Austin, Texas 78758

(Address of principal executive offices) (Zip Code)

(512) 652-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

On February 3, 2011, Convio, Inc. (the “Company”) hosted a conference call announcing the Company’s financial results for the quarter and year ended December 31, 2011.  During that call representatives of the Company misstated the following information and the Company is filing this report to correct these misstatements:

•

The Company’s annual non-GAAP gross margin guidance for 2011. The Company currently expects its non-GAAP gross margin for the year ended December 31, 2011 to increase by less than a percentage point. The Company disclaims any intention or obligation to update or revise this guidance, whether as a result of new information, future events or otherwise.

•

The decrease in the Company’s non-GAAP research and development expense as a percent of revenue for the year ended December 31, 2010. The Company’s non-GAAP research and development expense as a percent of revenue for the year ended December 31, 2010 decreased 80 basis points from the same period in 2009.

•

The increase in the Company’s non-GAAP general and administrative expense as a percent of revenue for the year ended December 31, 2010. The Company’s non-GAAP general and administrative expense as a percent of revenue for the year ended December 31, 2010 increased 20 basis points from the same period in 2009.

•

The increase in the Company’s non-GAAP operating income as a percent of revenue for the quarter ended December 31, 2010. The Company’s non-GAAP operating income as a percent of revenue increased 160 basis points from the same period last year.

An updated version of the transcript from our February 3, 2011 conference call is attached as Exhibit 99.1 hereto.

Use of Non-GAAP Financial Information

From time to time, the Company provides certain non-GAAP financial measures as additional information relating to its operating performance.  The non-GAAP financial measurements furnished herein do not replace the presentation of the Company’s GAAP financial measures. These additional measurements merely provide supplemental information to assist investors in analyzing the Company’s financial performance; however, these measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. The Company has chosen to provide this information to investors because it believes that such supplemental information provides useful measures of operating performance because they exclude items that the Company does not consider indicative of its core performance.

Pursuant to the requirements of Regulation G, we have provided a reconciliation of the non-GAAP financial measures furnished herein to the most directly comparable GAAP financial measures in Exhibit 99.1 to our Current Report of Form 8-K dated February 3, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Transcript dated February 3, 2011

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2011	By:	/s/ JAMES R. OFFERDAHL
James R. Offerdahl
Chief Financial Officer and Vice
President of Administration (Principal
Financial and Accounting Officer)

3